UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 14, 2010

EDISON INTERNATIONAL
(Exact name of registrant as specified in its charter)

CALIFORNIA	001-9936	95-4137452
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2244 Walnut Grove Avenue
(P.O. Box 976)
Rosemead, California  91770
(Address of principal executive offices, including zip code)

626-302-2222
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On September 14, 2010, Edison International agreed to sell $400,000,000 principal amount of its 3.75% Notes, due 2017 (“Notes”).  For further information concerning the Notes, refer to the exhibits attached to this report.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

See the Exhibit Index below.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDISON INTERNATIONAL
(Registrant)
/s/ Mark C. Clarke

Mark C. Clarke
Vice President and Controller

Date: September 16, 2010

EXHIBIT INDEX

Exhibit No.	Description

1	Underwriting Agreement dated as of September 14, 2010

4	First Supplemental Indenture dated September 15, 2010, including the Form of 3.75% Senior Note due 2017

5	Opinion of Munger, Tolles & Olson LLP